[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit 10.1
AMENDMENT No. 1
This Amendment No. 1 (this “Amendment No. 1”) is effective as of the date signed by the last party to sign below (the “Amendment No. 1 Effective Date”) and is made and entered into by and among Exelixis, Inc., a Delaware corporation, located at 210 East Grand Avenue, South San Francisco, CA 94080 (“Exelixis”) and Bristol-Myers Squibb Company, a Delaware corporation, headquartered at 345 Park Avenue, New York, New York 10154 (“BMS”).
RECITALS
WHEREAS, Exelixis and BMS entered into that certain Clinical Trial Collaboration Agreement dated February 24, 2017, which was supplemented and amended by the Ono Territory Supplement Agreement having an effective date of July 6, 2018 and entered into by Exelixis, BMS and Ono Pharmaceutical Co. Ltd. (the “Ono Territory Supplemental Agreement”) (such agreement, as amended by the Ono Territory Supplement Agreement, the “Agreement”).
WHEREAS, Exelixis and BMS want to amend the Agreement so that the JDC can modify the percentages of Shared Costs set forth in the Agreement that are allocated to each Party and can also agree that there will be [ * ] or [ * ].
    NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants contained herein, Exelixis and BMS agree as follows:
1.    The terms in this Amendment No. 1 with initial letters capitalized, whether used in the singular or the plural, shall have the meaning set forth herein, or if not defined herein, as set forth in the Agreement.

2.    Section 2.1(a) of the Agreement is hereby amended by adding the following after the first sentence of Section 2.1(a):

“Exhibit A-1 identifies [ * ] Combined Therapy Trials. For the avoidance of doubt, [ * ] is a separate Combined Therapy Trial from the Combined Therapy Trial [ * ] and [ * ] will not be conducted under this Agreement, and [ * ] will be conducted.”

3.    Section 7.2 of the Agreement is hereby amended by adding the following as a new paragraph at the end of Section 7.2:

“Notwithstanding anything to the contrary in this Agreement, including but not limited to Section 7.1 and this Section 7.2, (i) the JDC may modify the percentages set forth above in Section 7.1 for any arm of a Combined Therapy Trial, and (ii) the JDC may agree that there will be [ * ] (x) where the JDC agrees that [ * ] and [ * ] or (y) where the JDC agrees that [ * ] and [ * ], and in the case of (x), [ * ], and in the case of (y), [ * ]; provided, however, [ * ]. For clarity, the JDC decision making process described herein applies only to Shared Costs, and not to any other payments or costs incurred by either BMS or Exelixis under this Agreement, which remain unchanged.”

4.    Exhibit A of the Agreement is hereby amended by [ * ].

5.     The Agreement is hereby amended by adding Exhibit A-1 attached hereto as Exhibit A-1 of the Agreement.

6.    The JDC has agreed that [ * ]. For the avoidance of doubt, when [ * ], the last paragraph of Section 7.2 of the Agreement added by this Amendment will apply.

7.    Except as expressly set forth herein, all provisions of the Agreement shall remain unchanged and in full force and effect.

8.    This Amendment No. 1 shall be governed and construed in accordance with the internal laws of the State of New York, USA, excluding any choice of law rules that may direct the application of the laws.

9.    This Amendment No. 1 may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. This Amendment No. 1 may be executed by facsimile or electronic (e.g., .pdf) signatures and such signatures shall be deemed to bind each party hereto as if they were original signatures.

[ Signature page follows ]

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, Exelixis and BMS, intending to be legally bound hereby, have caused this Amendment No. 1 to be executed by their duly authorized representatives as of the date(s) below.

Exelixis, Inc.	Bristol-Myers Squibb Company
By: /s/ Gisela M. Schwab, M.D.	By: /s/ Fouad Namouni, M.D.
Name: Gisela M. Schwab, M.D.	Name: Fouad Namouni, M.D.
Title: President, Product Development and Medical Affairs, CMO Date: 3/8/2019	Title: Head of Oncology Development Date: 3/8/19

[ Signature page follows ]

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT A-1
New Combined Therapy Trials Expected to be Conducted
[ * ]

4
Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.